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                                                                     EXHIBIT 4.1

                                    [LOGO]
          NUMBER                                                 SHARES

      ES

       COMMON STOCK                                          SEE REVERSE FOR
INCORPORATED UNDER THE LAWS                                CERTAIN DEFINITIONS
  OF THE STATE OF FLORIDA

                     LET'S TALK CELLULAR & WIRELESS, INC.
                                                            CUSIP 527260 10 3





This Certifies that










Is the registered holder of

    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF
                             50.01 PER SHARE, OF

--------------------                                      ----------------------
-------------------- LET'S TALK CELLULAR & WIRELESS, INC. ----------------------
--------------------                                      ----------------------

Transferable upon the books of Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and By-laws of the Corporation, each as from time to time amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.


Dated:


                                    [SEAL]


      /s/                              /s/
        ---------------------              -------------------------------------
                    SECRETARY              PRESIDENT AND CHIEF EXECUTIVE OFFICER


Cosignor and Registrar
      AMERICAN STOCK TRANSFER & TRUST COMPANY
             (New York, New York)          Transfer Agent
                                           and Registrar




                                   Registered Signature
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

                                               LET'S TALK CELLULAR & WIRELESS, INC.


        The Corporation will furnish without charge to each shareholder who so requests the designations, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series).

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

        TEN COM -- as tenants in common                             UNIF GIFT MIN ACT      Custodian
                                                                                     ------          -----------
        TEN ENT -- as tenants by the entireties                                      (Cust)            (Minor)
                                                                              under Uniform Gifts to Minors
        JT TEN -- as joint tenants with right of                              Act
                  survivorship and not as tenants                                 -------------------------------
                  in common                                                                 (State)

                              Additional abbreviations may also be used though not in the above list.

        For value received, ____________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
      /                                     /

      _________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

      _________________________________________________________________________________________________________________

      _________________________________________________________________________________________________________________

      _________________________________________________________________________________________________________________
      shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

      ____________________________________________ Attorney to transfer the said stock on the books of the within named
      Corporation with full power of substitution in the premises.

      Dated ___________________

                                                       ________________________________________________________________
                                           NOTICE:     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                                       AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                       WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                       ________________________________________________________________
                          SIGNATURE(S) GUARANTEED:     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                                       GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS, AND LOAN
                                                       ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                                                       SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE
                                                       17AD-15.
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